SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 1, 2004
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                      0-26542                 91-1141254
(State or Other Jurisdiction     (Commission file number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
                         (Registrant's Telephone Number,
                              Including Area Code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

         The following exhibits are filed herewith:


Exhibit No.  Exhibit
-----------  ---------------------------------------------------------------

10.1 Exchange and Recapitalization Agreement dated as of June 30, 2004 between the Registrant and Anheuser-Busch, Incorporated

10.2 Master Distributor Agreement dated as of July 1, 2004 between the Registrant and Anheuser-Busch, Incorporated*

10.3 Registration Rights Agreement dated as of July 1, 2004 between the Registrant and Anheuser-Busch, Incorporated

10.4 Supply, Distribution and Licensing Agreement dated as of July 1, 2004 between the Registrant and Craft Brands Alliance LLC*

10.5 Master Distributor Agreement dated as of July 1, 2004 between Craft Brands Alliance LLC and Anheuser-Busch, Incorporated*

99.1         Press Release dated July 1, 2004

             * Confidential treatment requested for portions of this document.




ITEM 9: REGULATION FD DISCLOSURE

On July 1, 2004, the Registrant publicly disseminated a press release announcing the execution of final agreements between the Registrant and Widmer Brothers Brewing, Craft Brands Alliance and Anheuser-Busch. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K pursuant to this Item 9.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REDHOOK ALE BREWERY, INCORPORATED



Dated:  July 2, 2004                         By: /s/ DAVID J. MICKELSON
                                                 ------------------------------
                                                    David J. Mickelson
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Chief Operating Officer

                                  EXHIBIT INDEX



Exhibit No.  Exhibit
-----------  ---------------------------------------------------------------

10.1 Exchange and Recapitalization Agreement dated as of June 30, 2004 between the Registrant and Anheuser-Busch, Incorporated

10.2 Master Distributor Agreement dated as of July 1, 2004 between the Registrant and Anheuser-Busch, Incorporated*

10.3 Registration Rights Agreement dated as of July 1, 2004 between the Registrant and Anheuser-Busch, Incorporated

10.4 Supply, Distribution and Licensing Agreement dated as of July 1, 2004 between the Registrant and Craft Brands Alliance LLC*

10.5 Master Distributor Agreement dated as of July 1, 2004 between Craft Brands Alliance LLC and Anheuser-Busch, Incorporated*

99.1         Press Release dated July 1, 2004

             * Confidential treatment requested for portions of this document.